Error! Unknown document property name. DMS_US.364639371.8 SECURITY AGREEMENT This SECURITY AGREEMENT is made as of August 29, 2024 (the “Agreement”), is executed by AIRCO, LLC, a North Carolina limited liability company, AIRCO SERVICES, LLC, a North Carolina limited liability company, AIRCO 2, LLC, a Kansas limited liability company, AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation, CSA AIR, INC., a North Carolina corporation, GLOBAL GROUND SUPPORT, LLC, a North Carolina limited liability company, JET YARD, LLC, an Arizona limited liability company, JET YARD SOLUTIONS, LLC, an Arizona limited liability company, MOUNTAIN AIR CARGO, INC., a North Carolina corporation, STRATUS AERO PARTNERS LLC, a Delaware limited liability company, WORLDWIDE AIRCRAFT SERVICES, INC., a Kansas corporation, and WORTHINGTON AVIATION, LLC, a North Carolina limited liability company, (such entities being sometimes collectively referred to herein as the “Grantors” and individually as a “Grantor”) in favor of Alerus Financial, National Association, a national banking association, with an office at 11100 Wayzata Blvd, #570, Minnetonka, MN 55305 (“Lender”). RECITALS: A. Grantors have requested extensions of credit from Lender pursuant to the terms of that certain Credit Agreement dated of even date herewith (as it may be amended, modified, supplemented, increased or restated from time to time being the “Credit Agreement”) between Grantors and Lender. B. As a condition to such extensions of credit, Lender requires that each Grantor grant a security interest in its assets in accordance with this Agreement. C. Each Grantor has determined that the execution, delivery and performance of this Agreement are in its best business and pecuniary interest. NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, it is agreed as follows: ARTICLE I DEFINITIONS As used herein, the following terms shall have the meanings set forth in this Section: “Accounts” shall have the meaning provided in the UCC. “Chattel Paper” shall have the meaning provided in the UCC. “Collateral” shall have the meaning specified in Article II hereof. “Commercial Tort Claim” shall have the meaning provided in the UCC. “Controlled Property” shall mean property of every kind and description in which a Grantor

2 DMS_US.364639371.8 has or may acquire any interest, now or hereafter at any time in the possession or control of Lender or any Lender Affiliate for any reason and all dividends and distributions on or other rights in connection with such property. “Copyrights” means, collectively, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished), all tangible embodiments of the foregoing and all copyright registrations and applications made by Grantors, in each case, whether now owned or hereafter created or acquired by or assigned to each Grantor, together with any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such Grantor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof. “Credit Agreement” shall have the meaning provided in the recitals hereto. “Data Processing Records and Systems” shall mean all of each Grantor’s now existing or hereafter acquired electronic data processing and computer records, software (including, without limitation, all “Software” as defined in the UCC), systems, manuals, procedures, disks, tapes and all other storage media and memory. “Default” shall mean any event which if it continued uncured would, with notice or lapse of time or both, constitute an Event of Default. “Deposit Accounts” shall have the meaning provided in the UCC and shall include, without limitation, any demand, time, savings, passbook or similar account maintained with a bank. “Document” shall have the meaning provided in the UCC. “Equipment” shall have the meaning provided in the UCC. “Event of Default” shall have the meaning specified in Article VI hereof. “Excluded Property” shall mean (a) any asset or property to the extent that the grant of a security interest is prohibited by applicable law, rule or regulation or requires a consent not obtained of any governmental authority pursuant to such applicable law, rule or regulation, in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition; (b) any lease, license or other agreement or contract or any property subject to a purchase money security interest, Lien securing any Capital Lease Obligations or similar arrangement, in each case permitted to be incurred under the Credit Agreement, to the extent that a grant of a security interest or Lien therein would require a consent not obtained or violate or

3 DMS_US.364639371.8 invalidate such lease, license or agreement or contract or purchase money arrangement, Capital Lease Obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than a Grantor), in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition; (c) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications or (d) any Excluded Accounts; provided, however, the “Excluded Property” shall not include any Proceeds, products, substitutions or replacements of any Excluded Property (unless such Proceeds, products, substitutions or replacements would themselves otherwise constitute Excluded Property. “Fixtures” shall have the meaning provided in the UCC. “General Intangibles” shall have the meaning provided in the UCC and shall include, without limitation, all Payment Intangibles. “Goods” shall have the meaning provided in the UCC and shall include, without limitation, embedded “Software” to the extent included in “Goods” as defined in the UCC. “Grantor(s)” shall have the meaning provided in the preamble hereto. “Health-care Insurance Receivables” shall have the meaning provided in the UCC. “Instruments” shall have the meaning provided in the UCC. “Insurance Proceeds” shall mean all proceeds of any and all insurance policies payable to a Grantor with respect to any Collateral, or on behalf of any Collateral, whether or not such policies are issued to or owned by such Grantor. "Intellectual Property Collateral" means, collectively, Patents, Trademarks (excluding only United States intent-to-use Trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications), Copyrights, Trade Secrets, Intellectual Property Licenses and all other industrial, intangible and intellectual property of any type, including mask works and industrial designs. "Intellectual Property Licenses" means, collectively, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark, Copyright or Trade Secret or any other patent, trademark, copyright or trade secret, whether a Grantor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or

4 DMS_US.364639371.8 future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks, Copyrights or Trade Secrets or any other patent, trademark, copyright or trade secret. “Inventory” shall have the meaning provided in the UCC. “Investment Property” shall have the meaning provided in the UCC. “Lender” shall have the meaning provided in the preamble hereto. “Lender Affiliate” shall mean any affiliate of the Lender which is party to a written agreement with a Grantor or any other Loan Party providing for any extension of credit to a Grantor or any other Loan Party. “Letter-of-Credit Rights” shall have the meaning provided in the UCC. “Motor Vehicles” shall mean all vehicles for which the title to such vehicle is governed by a certificate of title or ownership. "Patents" means, collectively, all patents issued or assigned to, and all patent applications and registrations made by, a Grantor (whether issued, established or registered or recorded in the United States or any other country or any political subdivision thereof) and all tangible embodiments of the foregoing, together with any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such Grantor's use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof. “Payment Intangibles” shall have the meaning provided in the UCC. “Proceeds” shall have the meaning provided in the UCC. “Products” shall mean any goods now or hereafter manufactured, processed or assembled with any of the Collateral. “Supporting Obligations” shall have the meaning provided in the UCC. "Trade Secrets" means, collectively, all know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical, marketing, financial and business data and databases, pricing and cost information, business and marketing plans, customer and supplier lists and information, all other confidential and proprietary information and all tangible embodiments of the foregoing, together with any and

5 DMS_US.364639371.8 all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such trade secrets, (ii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto including damages and payments for past, present or future misappropriations thereof, (iii) rights corresponding thereto throughout the world and (iv) rights to sue for past, present or future misappropriations thereof. "Trademarks" means, collectively, all trademarks (including service marks), slogans, logos, symbols, certification marks, collective marks, trade dress, uniform resource locators (URL's), domain names, corporate names and trade names, whether statutory or common law, whether registered or unregistered and whether established or registered in the United States or any other country or any political subdivision thereof, that are owned by or assigned to a Grantor, all registrations and applications for the foregoing and all tangible embodiments of the foregoing, together with, in each case, the goodwill symbolized thereby and any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such Grantor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof. “UCC” shall mean the Uniform Commercial Code as enacted in the State of Minnesota, as amended from time to time; provided, however, that: (a) to the extent that the UCC is used to define any term herein, and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 shall govern; and (b) if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Minnesota, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection or priority of, or remedies with respect to, the Lender’s security interest and for purposes of definitions related to such provisions. Other terms defined herein shall have the meanings ascribed to them herein. All capitalized terms used herein, not specifically defined herein, shall have the meaning ascribed to them in the Credit Agreement. ARTICLE II SECURITY INTERESTS As security for the payment of all Obligations, each Grantor hereby grants to Lender and each Lender Affiliate a security interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter acquired or arising (collectively, the “Collateral”): Accounts; Chattel Paper;

6 DMS_US.364639371.8 Commercial Tort Claims, if any, described on Exhibit B attached hereto and incorporated herein by reference; Controlled Property; Deposit Accounts; Documents; Equipment and Fixtures; General Intangibles; Goods; Health-care Insurance Receivables; Instruments; Intellectual Property Collateral; Inventory; Investment Property; Letter-of-Credit Rights; Proceeds (whether cash or non-cash Proceeds, including Insurance Proceeds and non-cash Proceeds of all types);1 Products of all the foregoing; and Supporting Obligations. The Grantors and Lender hereby acknowledge and agree that the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising and (b) is not to be construed as an assignment of any Intellectual Property. Notwithstanding anything to the contrary contained herein, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property; provided that, if any Excluded Property would have otherwise constituted Collateral, when such property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral. ARTICLE III REPRESENTATIONS AND COVENANTS OF GRANTOR Each Grantor represents, warrants and covenants to Lender that: 3.1 Authorization. The execution and performance of this Agreement have been duly authorized by all necessary action and do not and will not: (a) require any consent or approval of the stockholders of any entity, or the consent of any governmental entity which has not been obtained; or (b) materially violate any provision of any indenture, contract, agreement or instrument to which it is a party or by which it is bound. 3.2 Title to Collateral. Each Grantor has good and marketable title to all of its Collateral and none of its Collateral is subject to any security interest except for the security interest 1 NTD: To discuss. The bracketed items are not on the term sheet.

7 DMS_US.364639371.8 created pursuant to this Agreement or other security interests permitted by the Credit Agreement (such other security interests being “Permitted Liens”). 3.3 Disposition or Encumbrance of Collateral. No Grantor will encumber, sell or otherwise transfer or dispose of any Collateral without the prior written consent of Lender except as provided in Section 7.05 of the Credit Agreement or Permitted Liens. 3.4 Validity of Accounts. Each Grantor warrants that all Collateral consisting of Accounts, Chattel Paper and Instruments included in such Grantor’s schedules, financial statements or books and records are bona fide existing obligations created by the sale and actual delivery of Inventory or the rendition of services to customers in the ordinary course of business, which such Grantor then owns free and clear of any security interest other than the security interest created by this Agreement or other Permitted Liens, and which are then unconditionally owing to such Grantor without defenses, offset or counterclaim except those arising in the ordinary course of business that are immaterial in the aggregate and that the unpaid principal amount of any such Chattel Paper or Instrument and any security therefor is and will be as represented to Lender on the date of the delivery thereof to Lender. 3.5 Maintenance of Tangible Collateral. Each Grantor will maintain the tangible Collateral in good condition and repair (ordinary wear and tear excepted). At the time of attachment and perfection of the security interest granted pursuant hereto and thereafter, all tangible Collateral will be located and will be maintained only at the locations set forth on Exhibit A hereto (other than Collateral in transit, temporarily in possession of employees or principals of the Loan Parties, out for repair or maintenance, that is Inventory but not Eligible Inventory, or at locations where the total value of the Collateral does not exceed $100,000.00). Except for Collateral in transit, temporarily in possession of employees or principals of the Loan Parties, out for repair or maintenance, that is Inventory but not Eligible Inventory or at locations where the total value of the Collateral does not exceed $100,000.00 and except as otherwise permitted by Section 3.3, such Grantor will not remove such Collateral from such locations unless, prior to any such removal, such Grantor has given written notice to Lender of the location or locations to which such Grantor desires to remove such Collateral, Lender has given its written consent to such removal, and such Grantor has delivered to Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of Lender’s security interest as a first priority security interest on such Collateral. Lender’s security interest attaches to all of the Collateral wherever located and Grantor’s failure to inform Lender of the location of any item or items of Collateral shall not impair Lender’s security interest thereon. 3.6 Notation on Chattel Paper. For purposes of the security interest granted pursuant to this Agreement, Lender has been granted a direct security interest in all Chattel Paper constituting part of the Collateral and such Chattel Paper is not claimed merely as Proceeds of Inventory. Upon Lender’s request, Grantor will deliver to Lender the original of all Chattel Paper. No Grantor will execute any copies of such Chattel Paper constituting part of the Collateral other than those which are clearly marked as a copy. Lender may stamp any such Chattel Paper with a legend reflecting Lender’s security interest therein.

8 DMS_US.364639371.8 3.7 Instruments as Proceeds; Deposit Accounts. Notwithstanding any other provision in this Agreement concerning Instruments, each Grantor covenants that Instruments constituting Proceeds (for example, checks) shall be deposited in Deposit Accounts with the Lender (or in any Excluded Accounts subject to the limitations set forth in the Credit Agreement). Each Grantor has granted to the Lender a direct security interest in all Deposit Accounts constituting part of the Collateral and such Deposit Accounts are not claimed merely as Proceeds of other Collateral. 3.8 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling and shipping of the Collateral, all costs of keeping the Collateral free of any liens, encumbrances and security interests prohibited by this Agreement and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale thereof, shall be borne and paid by Grantor and if Grantor fails to promptly pay any thereof when due, Lender may, at its option, but shall not be required to pay the same whereupon the same shall constitute Obligations and shall bear interest at the Default Rate specified in the Revolving Credit Note (the “Interest Rate”) and shall be secured by the security interest granted hereunder. 3.9 Insurance. Each Grantor will procure and maintain, or cause to be procured and maintained, insurance issued by responsible insurance companies insuring the Collateral against damage and loss by theft, fire, collision (in the case of motor vehicles), and such other risks as are usually carried by owners of similar properties or as may be requested by Lender in an amount equal to the replacement value thereof, and, in any event, in an amount sufficient to avoid the application of any co-insurance provisions and payable, in the case of any loss in excess of $100,000.00, to such Grantor and Lender jointly. All such insurance shall contain an agreement by the insurer to provide Lender with 30 days’ prior notice of cancellation and an agreement that the interest of Lender shall not be impaired or invalidated by any act or neglect of such Grantor nor by the occupation of the premises wherein such Collateral is located for purposes more hazardous than are permitted by said policy. Each Grantor will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies of such types (which may include, without limitation, public and product liability, larceny, embezzlement, business interruption or other criminal misappropriation insurance) and in such amounts as may from time to time be required by Lender. Each Grantor will deliver evidence of such insurance and the policies of insurance or copies thereof to Lender upon request. 3.10 Compliance with Law. No Grantor will use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law. 3.11 Books and Records; Access. (a) Each Grantor will permit Lender and its representatives to examine such Grantor’s books and records (including Data Processing Records and Systems) with respect to the Collateral and make extracts therefrom and copies thereof at any time and from time to time, and such Grantor will furnish such information and reports to Lender and its representatives regarding the Collateral as Lender and its representatives may from time to

9 DMS_US.364639371.8 time request. Such Grantor will also permit Lender and its representatives to inspect the Collateral at any time and from time to time as Lender and its representatives may request. (b) Lender shall have authority, after the occurrence and during the continuance of an Event of Default, to place, or require each Grantor to place, upon such Grantor’s books and records relating to Accounts, Chattel Paper and other rights to payment covered by the security interest granted hereby a notation or legend stating that such Accounts, Chattel Paper and other rights to payment are subject to Lender’s security interest. 3.12 Notice of Default. Promptly upon any officer of any Grantor becoming aware of the existence of any Default or Event of Default, such Grantor will give notice to Lender that such Default or Event of Default exists, stating the nature thereof, the period of existence thereof, and what action such Grantor proposes to take with respect thereto. 3.13 Additional Documentation. Each Grantor will execute, from time to time, and authorizes Lender to execute from time to time as such Grantor’s attorney-in-fact and/or file, such financing statements, including the filing of a financing statement for each Grantor describing the Collateral as "all assets" or "all personal property" of such Grantor or words of similar effect or as being of an equal or lesser scope or with greater detail, assignments, and other documents covering the Collateral, including Proceeds, as Lender may, in its reasonable discretion as an asset-based lender, request in order to create, evidence, perfect, maintain or continue its security interest in the Collateral (including additional Collateral acquired by such Grantor after the date hereof), and such Grantor will pay the cost of filing the same in all public offices in which Lender may deem filing to be appropriate and will notify Lender promptly upon acquiring any additional Collateral that may require an additional filing. Upon request, each Grantor will deliver to Lender all such Grantor’s Documents, Chattel Paper and Instruments constituting part of the Collateral. 3.14 Chief Executive Office; State of Organization. The address of the chief executive office of each Grantor is located in the State set forth in Schedule 3.14 hereto and will not be changed from such state without 30 days’ prior written notice to Lender. Each Grantor warrants that its books and records concerning Accounts and Chattel Paper constituting part of the Collateral are located at its chief executive office. Each Grantor’s State of organization is the State set forth in the preamble hereto and such State has been its State of organization since the date of Grantor’s organization. No Grantor will change its State of organization from such State without 30 days’ prior written notice to Lender, Lender has given its written consent to such change, and such Grantor has delivered to Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of Lender’s security interest therein. 3.15 Name of Grantor. Each Grantor’s exact legal name and type of legal entity is as set forth in the preamble hereto. No Grantor will change its legal name without 30 days’ prior written notice to the Lender, the Lender has given its written consent to such change, and such Grantor has delivered to the Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of the Lender’s security interest as a first priority security interest in the Collateral. No Grantor has used any other name within the past five years except those described on Exhibit A attached hereto. No Grantor nor, to such Grantor’s knowledge, any predecessor in title to any of the Collateral has executed any financing statements or security

10 DMS_US.364639371.8 agreements presently effective as to the Collateral except those described on Exhibit A attached hereto. 3.16 Disputes, Etc. Each Grantor shall advise Lender promptly of Inventory in excess of $100,000.00 for any one customer in any fiscal year or in excess of $250,000.00 in the aggregate for all customers in any fiscal year which are returned by a customer(s) or otherwise recovered from such customer(s) and unless instructed to deliver such Inventory to Lender, Grantor shall resell such Inventory for Lender and assign or deliver to Lender the resulting Accounts or other Proceeds. Each Grantor shall advise Lender promptly of all disputes and claims in excess of $100,000.00 for any one obligor on the Collateral in any fiscal year or in excess of $250,000.00 in the aggregate for all obligors in any fiscal year and settle or adjust them at no expense to Lender. At all times after the occurrence and during the continuance of an Event of Default, Lender may settle or adjust such disputes and claims directly with the customers for amounts and upon terms which Lender considers reasonable. No discount, credit, allowance, adjustment or return shall be granted by any Grantor to any customer without Lender’s written consent other than discounts, credits, allowances, adjustments and returns made or granted by such Grantor in the ordinary course of business prior to the occurrence of an Event of Default. 3.17 Power of Attorney. Each Grantor appoints Lender, or any other person whom Lender may from time to time designate (“Lender Designee”), as such Grantor’s attorney with power, exercisable following the occurrence and during the continuance of an Event of Default, to: (a) endorse such Grantor’s name on any checks, notes, acceptances, drafts or other forms of payment or security evidencing or relating to any Collateral that may come into Lender’s possession; (b) sign such Grantor’s name on any invoice or bill of lading relating to any Collateral, on drafts against customers, on schedules and confirmatory assignments of Accounts, Chattel Paper, Documents or other Collateral, on notices of assignment, financing statements under the UCC and other public records, on verifications of accounts and on notices to customers; (c) notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by Lender; (d) receive and open all mail addressed to such Grantor; (e) send requests for verification of Accounts, Chattel Paper, Instruments or other Collateral to customers; and (f) do all things necessary to carry out this Agreement. Each Grantor ratifies and approves all acts of the attorney taken within the scope of the authority granted. Neither Lender nor any Lender Designee will be liable for any acts of commission or omission, or for any error in judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Obligation remains unpaid. Each Grantor waives presentment and protest of all instruments and notice thereof, notice of default and dishonor and all other notices to which such Grantor may otherwise be entitled. 3.18 Patents and Trademarks, Etc. Each Grantor agrees with Lender that, until the security interest granted by this Agreement has been terminated in accordance with the terms hereof: (a) Such Grantor will perform all acts and execute all documents including, without limitation, grants of security interest, in form suitable for filing with the United States Patent and Trademark Office, requested by Lender at any time to evidence, perfect,

11 DMS_US.364639371.8 maintain, record and enforce Lender’s interest in Patents and Trademarks or otherwise in furtherance of the provisions of this Agreement; (b) Except to the extent that Lender shall consent in writing, such Grantor (either itself or through licensees) will, unless such Grantor shall reasonably determine that a Trademark (or the use of a Trademark in connection with a particular class of goods or products) is not of material economic value to such Grantor: (i) continue to use each Trademark on each and every trademark class of goods in order to maintain each Trademark in full force free from any claim of abandonment for non-use; (ii) maintain as in the past the quality of products and services offered under each Trademark; (iii) employ each Trademark with the appropriate notice of application or registration to the extent required by applicable law to maintain such Trademark; (iv) not use any Trademark except for the uses for which registration or application for registration of such Trademark has been made, unless such use is otherwise lawful; and (v) not (and not permit any licensee or sub-licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated; (c) Except to the extent that Lender shall consent in writing, such Grantor will not, unless such Grantor shall reasonably determine that a Patent is not of material economic value to such Grantor, do any act, or not to do any act, whereby any Patent may become abandoned or dedicated; (d) Unless such Grantor shall reasonably determine that a Patent, Patent Application, Trademark or Trademark Application is not of material economic value to such Grantor, such Grantor shall notify Lender immediately if it knows, or has reason to know, of any reason that any Patent, Patent Application, Trademark or Trademark Application may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Grantor’s ownership of any Patent or Trademark, its rights to register the same, or to keep and maintain the same; (e) If such Grantor, either itself or through any agent, employee, licensee or designee, shall file a Patent Application or Trademark Application for the registration of any Trademark with the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall promptly inform Lender, and, upon request of Lender, shall promptly execute and deliver any and all agreements, instruments, documents and papers as Lender may request to evidence Lender’s security interest in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby; (f) Unless such Grantor shall reasonably determine that a Patent Application or Trademark Application is not of material economic value to such Grantor, such Grantor will take all necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each Patent Application

12 DMS_US.364639371.8 and Trademark Application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal and affidavits of use; (g) Unless such Grantor shall reasonably determine that a Patent or Trademark is not of material economic value to such Grantor, such Grantor shall promptly notify Lender if any Patent or Trademark is infringed, misappropriated or diluted by a third party and either shall promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark; and (h) Such Grantor agrees that it will not enter into any agreement (for example, a license agreement) which is inconsistent with Grantor’s obligations under this Agreement. 3.19 Copyrights. Each Grantor agrees with Lender that, until the security interest granted by this Agreement has been terminated in accordance with the terms hereof: (a) Such Grantor will perform all acts and execute all documents including, without limitation, grants of security interest, in form suitable for filing with the United States Copyright Office, requested by Lender at any time to evidence, perfect, maintain, record and enforce Lender’s interest in the Collateral comprised of Copyrights or otherwise in furtherance of the provisions of this Agreement; (b) Except to the extent that the Lender shall consent in writing, such Grantor (either itself or through licensees) will, unless such Grantor shall reasonably determine that a Copyright is not of material economic value to Grantor, publish the materials for which a Copyright has been obtained (the “Works”) with any notice of copyright registration required by applicable law to preserve the Copyright; (c) Unless such Grantor shall reasonably determine that a Copyright is not of material economic value to such Grantor, such Grantor shall notify the Lender immediately if it knows, or has reason to know, of any reason that any application or registration relating to any Copyright may become abandoned or dedicated or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office or any court) regarding such Grantor’s ownership of any Copyright, its right to register the same, or to keep and maintain the same; (d) If such Grantor, either itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall promptly inform Lender, and, upon request of Lender, execute and deliver any and all agreements, instruments, documents and papers as

13 DMS_US.364639371.8 Lender may request to evidence Lender’s security interest in such Copyright and the Works relating thereto or represented thereby; (e) Unless such Grantor shall reasonably determine that a Copyright is not of material economic value to such Grantor, such Grantor will take all reasonable steps, including, without limitation, in any proceeding before the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Copyrights; (f) In the event that any Copyright is infringed by a third party, such Grantor shall promptly notify Lender and shall, unless such Grantor shall reasonably determine that such Copyright is not of material economic value to such Grantor, promptly sue to recover any and all damages or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Copyright; and (g) Such Grantor agrees that it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Grantor’s obligations under this Agreement. 3.20 Control. Each Grantor will cooperate with Lender in obtaining control with respect to any Collateral of a type in which a security interest may be perfected by Control (as defined in the UCC). Without limiting the foregoing, if any Grantor becomes a beneficiary of a letter of credit, then such Grantor shall promptly notify the Lender thereof and enter into a tri-party agreement with the Lender and the issuer and/or confirmation bank with respect to such letter of credit assigning the Letter-of-Credit Rights to the Lender and directing all payments thereunder to the Lender, all in form and substance satisfactory to the Lender. 3.21 Further Acts. Where Collateral is in the possession of a third party other than as permitted by Section 3.5, a Grantor will join with Lender in notifying such third party of Lender’s security interest and in obtaining an acknowledgment from such third party that it is holding such Collateral for the benefit of the Lender. 3.22 Commercial Tort Claims. Each Grantor shall promptly notify the Lender of any Commercial Tort Claim in excess of $100,000.00 individually or $250,000.00 in the aggregate acquired by it and, unless otherwise consented to by the Lender, such Grantor shall promptly enter into a supplement to this Agreement granting to the Lender a security interest in such Commercial Tort Claim. 3.23 Certificated Collateral. With respect to any Collateral, title to which is governed by a certificate of title or ownership (including, without limitation, Motor Vehicles) (“Certificated Collateral”): (a) After the occurrence and during the continuance of an Event of Default, each Grantor shall maintain all titles for Certificated Collateral at its chief executive office.

14 DMS_US.364639371.8 (b) After the occurrence and during the continuance of an Event of Default, each Grantor shall promptly, but in any event no later than 10 days after the Secured Party’s written request (the date on which such Grantor receives such request being the “Titles Request Date”), deliver to the Secured Party originals of the certificates of title or ownership for the Certificated Collateral owned by it together with appropriate grant forms executed in favor of the Secured Party. (c) Upon the acquisition after the Titles Request Date by any Grantor of any Certificated Collateral, such Grantor shall deliver to the Secured Party originals of the certificates of title or ownership for such Certificated Collateral, together with the manufacturer’s statement of origin. (d) Each Grantor hereby appoints the Secured Party as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of, upon the occurrence and continuance of an Event of Default, (i) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Certificated Collateral now owned or hereafter acquired by such Grantor to be retitled and the Secured Party listed as lienholder thereof, (ii) filing such applications with such state agencies, and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Secured Party may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Secured Party a perfected Lien on the Certificated Collateral and exercising the rights and remedies of the Secured Party hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of the Credit Agreement and the other Loan Documents. ARTICLE IV COLLECTIONS Except as otherwise provided in this Article IV, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts constituting part of the Collateral and all other Collateral. In connection with such collections, Grantor may take (and, at Lender’s direction given after the occurrence and during the continuance of an Event of Default, shall take) such action as Grantor may deem necessary or advisable to enforce collection of the Accounts and such other Collateral; provided, however, that Lender shall have the right after the occurrence and during the continuance of an Event of Default, without giving written notice to Grantor of Lender’s intention to do so, to notify the account debtors under any Accounts or obligors with respect to such other Collateral of the assignment of such Accounts and such other Collateral to Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Lender and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts or other Collateral, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Grantor might have done, but unless and until Lender does so or gives Grantor other instructions, Grantor shall make all collections for Lender. In addition to its rights under the preceding sentence to this Section, Lender, after the occurrence and during the continuance of an Event of Default, may require that Grantor instruct all current and future account

15 DMS_US.364639371.8 debtors and obligors on other Collateral to make all payments directly to a lockbox (the “Lockbox”) controlled by Lender. All payments received in the Lockbox shall be transferred to a special bank account (the “Collateral Account”) maintained for the benefit of Lender subject to withdrawal by Lender only. Following Lender’s exercise of its right to direct account debtors or other obligors on any Collateral to make payments directly to Lender or to require Grantor to establish a Lockbox, Grantor shall immediately deliver all full and partial payments on any Collateral received by Grantor to Lender in their original form, except for endorsements where necessary. Lender, at its sole discretion, may hold any collections on the Collateral delivered to it or deposited in the Collateral Account as cash collateral or may apply such collections to the payment of the Obligations in such order as Lender may elect; provided, however, that following the occurrence of an Event of Default, Lender shall apply all collections in accordance with Section 7.7. Until such payments are so delivered to Lender, such payments shall be held by Grantor for and as Lender’s property, and shall not be commingled with any funds of Grantor. Any application of any collection to the payment of any Obligation is conditioned upon final payment of any check or other instrument. ARTICLE V ASSIGNMENT OF INSURANCE Grantor hereby assigns to Lender, as additional security for payment of the Obligations, any and all monies due or to become due under, and any and all other rights of Grantor with respect to, any and all policies of insurance covering the Collateral. So long as no Default or Event of Default has occurred and is continuing, Grantor may itself adjust and collect for any losses of up to an aggregate amount of $250,000.00 for all occurrences during any of Grantor’s fiscal years and Grantor may use the resulting Insurance Proceeds for the replacement, restoration or repair of the Collateral. After the occurrence of a Default or an Event of Default, or after the aggregate amount of losses arising out of all occurrences during any of Grantor’s fiscal years exceeds $250,000.00, Lender may (but need not) in its own name or in Grantor’s name execute and deliver proofs of claim, receive such monies, and settle or litigate any claim against the issuer of any such policy and Grantor directs the issuer to pay any such monies directly to Lender and Lender, at its sole discretion and regardless of whether Lender exercises its right to collect Insurance Proceeds under this Section, may apply any Insurance Proceeds to the payment of the Obligations, whether due or not, in such order and manner as Lender may elect or may permit Grantor to use such Insurance Proceeds for the replacement, restoration or repair of the Collateral. ARTICLE VI EVENTS OF DEFAULT The occurrence of any Event of Default as defined in the Credit Agreement shall constitute an Event of Default hereunder (“Event of Default”). ARTICLE VII RIGHTS AND REMEDIES ON DEFAULT Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of Lender, and in addition to the rights granted to Lender under

16 DMS_US.364639371.8 Articles IV and V hereof, Lender may exercise any one or more of the following rights and remedies: 7.1 Acceleration of Obligations. Declare any and all Obligations to be immediately due and payable, and the same shall thereupon become immediately due and payable without further notice or demand. 7.2 Right of Offset. Offset any deposits, including unmatured time deposits, then maintained by any Grantor with Lender, whether or not then due, against any indebtedness then owed by any Grantor to Lender whether or not then due. 7.3 Deal with Collateral. In the name of the applicable Grantor or otherwise, demand, collect, receive and give receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral. 7.4 Realize on Collateral. Take any action which Lender may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of the applicable Grantor any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. 7.5 Access to Property. Enter upon and into and take possession of all or such part or parts of the properties of any Grantor, including lands, plants, buildings, machinery, equipment, Data Processing Records and Systems and other property as may be necessary or appropriate in the reasonable judgment of Lender, to permit or enable Lender to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as Lender may deem necessary or appropriate for said purposes without the payment of any compensation to such Grantor therefor. Such Grantor shall provide Lender with all information and assistance requested by Lender to facilitate the storage, leasing, sale or other disposition or collection of the Collateral after an Event of Default has occurred. 7.6 Other Rights. Exercise any and all other rights and remedies available to it by law or by agreement, including rights and remedies under the UCC as adopted in the relevant jurisdiction or any other applicable law, or under the Credit Agreement and, in connection therewith, Lender may require each Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Grantor at its address as shown on Lender’s records at least 10 days before the date of such disposition.

17 DMS_US.364639371.8 7.7 Application of Proceeds. All Proceeds of the Collateral received by Lender by exercising its rights and remedies under this Article shall be applied in accordance with the UCC, and such Proceeds applied toward the Obligations shall be applied in such order as Lender may elect. 7.8 Patents and Trademarks. Upon the occurrence of an Event of Default: (a) Lender may, at any time and from time to time, upon thirty (30) days’ prior notice to the applicable Grantor, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine; (b) Lender may (without assuming any obligations or liability thereunder), at any time enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sub-licensee all rights and remedies of the applicable Grantor in, to and under any one or more license or other agreements with respect to any Patent or Trademark and take or refrain from taking any action under any such license or other agreement, and such Grantor hereby releases Lender from, and agrees to hold Lender free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license or agreement; (c) Any and all payments received by Lender under or in respect of any Patent or Trademark (whether from a Grantor or otherwise), or received by Lender by virtue of the exercise of the license granted to Lender by subsection (g) below, shall be applied to the Obligations in accordance with Section 7.7 hereof; (d) Lender may exercise in respect of the Patents and Trademarks, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC; (e) In order to implement the sale, lease, assignment, license, sublicense or other disposition of any of the Patents and Trademarks pursuant to this Section 7.8, Lender may, at any time, execute and deliver on behalf of the applicable Grantor one or more instruments of assignment of the Patents and Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Such Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents and Trademarks, including any taxes, fees and reasonable attorneys’ fees; (f) In the event of any sale, lease, assignment, license, sublicense or other disposition of any of the Patents or Trademarks pursuant to this Section, the applicable Grantor shall supply to Lender or its designee its know-how and expertise relating to the manufacture and sale of the products relating to any Patent or Trademark subject to such disposition, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products; and

18 DMS_US.364639371.8 (g) For the purpose of enabling Lender to exercise rights and remedies under this Agreement at such time as Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to Lender, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense at such time any Patent or Trademark, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof. 7.9 Copyrights. Upon the occurrence continuance of an Event of Default: (a) Lender may, at any time and from time to time, upon thirty (30) days’ prior notice to the applicable Grantor, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine; (b) Lender may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sub-licensee all rights and remedies of the applicable Grantor in, to and under any one or more license or other agreements with respect to any Copyright and take or refrain from taking any action under any such license or other agreement and Grantor hereby releases Lender from, and agrees to hold Lender free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license or agreement; (c) Any and all payments received by Lender under or in respect of any Copyright (whether from a Grantor or otherwise), or received by Lender by virtue of the exercise of the license granted to Lender by subsection (f) below, shall be applied to the Obligations in accordance with Section 7.7; (d) Lender may exercise in respect of the Copyrights, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC; (e) In order to implement the sale, lease, assignment, license, sublicense or other disposition of any of the Copyrights pursuant to this Section 7.9, Lender may, at any time, execute and deliver on behalf of the applicable Grantor one or more instruments of assignment of the Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in the Copyright Office or any country where the relevant Copyright is of material economic value to such Grantor. Such Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Copyrights, including any taxes, fees and reasonable attorneys’ fees; and

19 DMS_US.364639371.8 (f) For the purpose of enabling Lender to exercise rights and remedies under this Agreement at such time as Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Copyright, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof. ARTICLE VIII MISCELLANEOUS 8.1 No Liability on Collateral. It is understood that Lender does not in any way assume any of Grantor’s obligations under any of the Collateral. Each Grantor hereby agrees to indemnify Lender against all liability arising in connection with or on account of any of the Collateral. 8.2 No Waiver. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by a Grantor unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. 8.3 Remedies Cumulative. All rights and remedies of Lender shall be cumulative and may be exercised singularly or concurrently, at their option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other. 8.4 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota, except to the extent that the perfection of the security interest hereunder, or the enforcement of any remedies hereunder, with respect to any particular Collateral shall be governed by the laws of a jurisdiction other than the State of Minnesota. 8.5 Expenses. Each Grantor agrees to pay the reasonable, out-of-pocket attorneys’ fees and legal expenses incurred by Lender in the exercise of any right or remedy available to it under this Agreement, whether or not suit is commenced, including, without limitation, attorneys’ fees and legal expenses incurred in connection with any appeal of a lower court’s order or judgment. 8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Grantor and Lender. 8.7 Recitals. The above Recitals are true and correct as of the date hereof and constitute a part of this Agreement.

20 DMS_US.364639371.8 8.8 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 8.9 No Obligation to Pursue Others. Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Lender may release, modify or waive any Collateral provided by any other person to secure any of the Obligations, all without affecting Lender’s rights against any Grantor. Each Grantor waives any right it may have to require Lender to pursue any third person for any of the Obligations. 8.10 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. 8.11 Waiver of Jury Trial. EACH GRANTOR, AND LENDER, BY ITS ACCEPTANCE OF THIS AGREEMENT, HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. 8.12 Counterparts. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Security Agreement Signature Page] DMS_US.364639371.8 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written. Grantors: AirCo, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Airco 2, LLC, a Kansas limited liability company By: Name: Mark Jundt Title: Secretary AirCo Services, LLC, A North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Air’Zona Aircraft Services, Inc., an Arizona corporation By: Name: Mark Jundt Title: Secretary Air T Global Leasing, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary CSA Air, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt

[Security Agreement Signature Page] DMS_US.364639371.8 Global Ground Support, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard Solutions, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Mountain Air Cargo, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Stratus Aero Partners LLC, a Delaware limited liability company By: Name: Mark Jundt Title: Secretary Worldwide Aircraft Services, Inc., a Kansas corporation By: Name: Mark Jundt Title: Secretary Worthington Aviation, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt

EXHIBIT A

II. Financing Statements on File Listing Grantor or Any Predecessor in Title as Debtor (other than those that will be terminated on or about the date hereof)

UCC1 Financing Statements naming each Grantor as "Debtor" and Lender as "Secured Party" to be filed on the date hereof.

II. Inventory Locations

Grantor Name	Landlord Name	Location
AirCo, LLC	Martin Potash	1851 and 1853 S. Eisenhower Court, Wichita, Kansas
Airco 2, LLC		
Air'Zona Aircraft Services, Inc.	City of Kingman, Arizona	7100 Flightline Drive, 1 Kingman Airport
CSA Air, Inc.		
Global Ground Support, LLC	R.W.B.C. L.L.C.	540 E. 56 Highway, Olathe, KS
Jet Yard, LLC	Pinal County, Arizona	Pinal County Airport
Mountain Air Cargo, Inc.	Global Transpark Corporation	2340 John Mewborne Road Kinston, North Carolina
Worldwide Aircraft Services, Inc.		
Worthington Aviation, LLC	Industrial Developers of Oklahoma 10, LLC	5208 South 100th East Avenue, Tulsa OK
	East, LLC	9509 East 54th Street, Tulsa OK
	Interstate Crossing I&II (MN), LLC	2985 and 2995 Lone Oak Circle, Eagan, MN

III. Prior Names within the last five years.

None

DMS_US.364639371.8

DMS_US.364639371.8 EXHIBIT B COMMERCIAL TORT CLAIMS None.

DMS_US.364639371.8 SCHEDULE 3.14 CHIEF EXECUTIVE OFFICE ADDRESS GRANTOR NAME ADDRESS AirCo, LLC 2995 Lone Oak Circle, Suite 10, Eagan, MN 55121 Airco 2, LLC 11020 David Taylor Drive, Suite 305, Charlotte, NC 28262 AirCo Services, LLC 1853 S. Eisenhower Ct., Wichita, KS 67209 Air’Zona Aircraft Services, Inc. 7100 Flightline Dr., Kingman, AZ 86401 CSA Air, Inc. 260 Riverhills Rd, Kingsford, MI 49802 Global Ground Support, LLC 540 East 56 Highway, Olathe, KS 66061 Jet Yard, LLC 25233 East Pinal Airpark Rd, Suite 101, Marana, AZ 85653 Jet Yard Solutions, LLC 25233 East Pinal Airpark Road, Suite 101, Marana, AZ 85653 Mountain Air Cargo, Inc. 5930 Balsom Ridge Road, Denver, NC 28037 Worldwide Aircraft Services, Inc. 2755 N. General Aviation Ave, Springfield, MO 65803 Worthington Aviation, LLC 2995 Lone Oak Circle, Eagan, MN 55121